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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) April 18, 2006


                                  Zanett, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    0-27068                 56-4389547
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY           10022
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (646) 502-1800
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On April 18, 2006, Zanett, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contained information regarding the Company's financial results for the three months ended March 31, 2006.

     The foregoing information, furnished under "Item 2.02 Results of Operations and Financial Condition," shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1   Press Release dated April 18, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:  April 20, 2006                  By: /s/ Kenneth A. DeRobertis
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                                       Kenneth A. DeRobertis
                                       Chief Financial Officer

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                                  Exhibit Index

99.1   Press Release dated April 18, 2006